[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(vi)

AMENDMENT NO. 4 TO PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 4 (the “Fourth Amendment”) is effective as of January 24, 2011 (the “Fourth Amendment Effective Date”) by and between Boehringer Ingelheim Pharma GmbH & Co. KG (“BI Pharma”) and FibroGen, Inc. (“FibroGen”) amends the Process Development and Clinical Supply Agreement entered into by and between BI Pharma and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of on June 26, 2008 and August 18, 2008, the First Amendment on May 14, 2009 and the Third Amendment on November 5, 2010 (the “Supply Agreement”). BI Pharma and FibroGen shall be referred to individually herein as a “Party”, and collectively as, the “Parties”.

WHEREAS, as contemplated under Section 2.4 of the Supply Agreement, BI Pharma has conducted on behalf of FibroGen [ * ] using the Product [ * ], and the Process and the Product [ * ] have not been materially changed;

WHEREAS, the Parties have agreed upon Specifications to which the Product must be manufactured by BI Pharma, both for bulk drug substance and formulated drug product; and

WHEREAS, FibroGen wishes to engage BI Pharma to conduct additional GMP runs, in compliance with the terms of the Supply Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Fourth Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2)	Pursuant to Section 2.2 of the Supply Agreement, the work plan entitled “[ * ]”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement BI Pharma, and pursuant thereto BI Pharma shall manufacture on behalf of FibroGen in accordance with the Supply Agreement, [ * ] and [ * ].

(3)	The Specifications for the Product to be produced pursuant to Section 2 hereof have agreed to by the Parties and are set forth in the Amended and Restated Quality Agreement by and between the Parties, and are hereby added as an amendment to Appendix 9 to the Supply Agreement, and shall apply to the activities contemplated by Section (2) above as part of the Acceptance Criteria for the Product.

(4)	This Fourth Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Fourth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Fourth Amendment.

CONFIDENTIAL	1

(5)	This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment to the Supply Agreement as of Fourth Amendment Effective Date.

FIBROGEN, INC.

By:	/s/ Michael Lowenstein
Name:	Michael Lowenstein
Title:	Legal Attorney
Date:	January 24, 2011

BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG
ppa.

By:	[ * ]
Name:	[ * ]
Title:	VP Legal Germany
Date:	January 27, 2011

BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG
ppa.

By:	[ * ]
Name:	[ * ]
Title:	VP Business & Contracts
Date:	January 28, 2011

CONFIDENTIAL	2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

[ * ]

CONFIDENTIAL	3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.